CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2003

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company’s office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 6/30/03)

261 Properties

20.4 Million Square Feet

(consolidated/unconsolidated; as of 6/30/03)

298 Properties

26.1 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At June 30, 2003)

88.9 % Consolidated Properties

89.8 % All Properties

REGIONAL DISTRIBUTION

(stabilized; as of 6/30/03)

	Based on NOI	Based on Square Footage
Pacific region	54.61%	50.40%
Eastern region	29.35%	26.40%
Central region	8.44%	13.07%
Mountain region	7.60%	10.13%

MARKETS

(stabilized; as of 6/30/03)

	% of NOI	% of Sq. Ft.
San Francisco Bay Area	31.76%	26.98%
Washington DC Metro	24.20%	17.26%
Southern California	14.85%	14.72%
Seattle/Portland	8.00%	8.70%
Atlanta	5.15%	9.14%
Salt Lake City/Phoenix	5.07%	5.70%
Chicago	3.81%	6.01%
Dallas	3.17%	4.94%
Denver	2.53%	4.43%
Austin	1.46%	2.12%

	100.00%	100.00%

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Oliver T. Carr, Jr.

Chairman of the Board

The Oliver Carr Company

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Executive Vice President and

Chief Financial Officer

Fannie Mae

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

Partner

Covington & Burling

Joan Carter

President & COO

UM Holdings LTD

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Lee Schalop/Daniel Oppenheim

Bank of America Securities

(212) 847-5677/(212) 847-5705

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Donald Fandetti

Wachovia Securities

(443)263-6773/(443) 263-6537

David Kostin/Michael Bilerman

Goldman, Sachs & Company

(212) 902-6781/(212) 902-1970

John Lutzius/Elizabeth Dhillon

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick/Ken Weinberg

Legg Mason Wood Walker

(410) 454-5018/(410) 454-5175

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Company, Inc.

(212) 449-0335/(212) 449-1153

Greg Whyte

Morgan Stanley Dean Witter

(212) 761-6331

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/Gary Boston

Salomon Smith Barney

(212) 816-0231/(212) 816-1383

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

(1)Carramerica Realty Corp. is followed by the analyst(s) listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia

J. Thad Ellis, Regional Managing Director

Austin, Texas

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas

William Vanderstraaten, Regional Managing Director

Denver, Colorado

Robert Milkovich, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Phoenix, Arizona

Robert Milkovich, Regional Managing Director

Salt Lake City

Robert Milkovich, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

CarrAmerica

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Shares and Units:
Common Shares	52,158	51,851	51,836	53,131	53,116
Outstanding OP Units (a)	5,525	5,570	5,579	5,708	5,704
Combined Shares and OP Units (a)	57,683	57,421	57,415	58,839	58,820
Weighted Average—Basic	51,712	51,608	52,817	53,124	53,015
Weighted Average—Diluted	52,368	51,936	53,727	53,818	54,316
Share Price:
At the End of the Period	$27.81	$25.35	$25.05	$25.17	$30.85
High During Period	28.76	25.60	27.30	30.75	33.30
Low During Period	25.23	23.25	21.94	24.00	29.74
Capitalization Summary:
Market Value of Common Equity	$1,604,164	$1,455,622	$1,438,246	$1,480,978	$1,814,597
Preferred Equity	199,844	200,634	254,518	260,707	379,525
Total Debt (f)	1,672,304	1,675,310	1,607,356	1,569,826	1,401,910
Total Market Capitalization	3,476,312	3,331,566	3,300,120	3,311,511	3,596,032
Total Debt/Total Market Capitalization	48.1%	50.3%	48.7%	47.4%	39.0%
Financial Information:
Total Assets	$2,796,570	$2,798,635	$2,815,705	$2,812,209	$2,750,884
Book Value of Real Estate Assets (before accumulated depreciation)	3,048,870	3,060,301	3,052,736	3,012,611	2,964,435
Total Liabilities	1,802,196	1,795,263	1,741,692	1,664,936	1,519,583
Total Minority Interest (including OP)	74,240	76,144	76,222	77,962	80,622
Total Shareholders’ Equity	920,134	927,228	997,791	1,043,714	1,150,679
Total Operating Revenues	129,382	132,573	137,265	132,564	125,731
Property NOI	79,218	82,832	84,992	83,274	79,603
Property Operating Margin	65.0%	65.2%	65.4%	65.6%	66.2%
EBITDA (e)	78,405	80,123	82,167	81,630	82,977
Interest Coverage Ratio (b,e,g)	3.0	3.1	3.2	3.3	3.4
Interest Coverage Ratio (c,e,g)	3.0	3.1	3.1	3.3	3.2
Fixed Charge Coverage Ratio (b,e,g)	2.3	2.3	2.4	2.3	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.3	2.3	2.3	2.3	2.2
Diluted FFO available to common shareholders (d)	49,740	50,081	50,733	46,936	40,018
Dividends Declared	0.50	0.50	0.50	0.50	0.50
FFO Payout Ratio—Diluted (h)	58.1%	57.5%	57.5%	57.5%	67.6%
EPS Payout Ratio (h)	208.3%	192.3%	147.1%	65.8%	238.1%
Net-Straight Line Revenue/Expense Adjustment	1,672	2,153	2,583	2,211	2,229
Portfolio Size (including unconsolidated properties):
Buildings	298	298	296	294	290
Total Square Footage (in thousands)	26,088	25,392	25.207	24,874	24,982
Current Occupancy	89.8%	91.0%	92.3%	92.7%	93.9%

(a)	Operating partnership.
(b)	Excluding capitalized interest. See page 25 for computation.
(c)	Including capitalized interest. See page 25 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed to as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive.
(e)	Excludes $6,293 of HQ lease guarantees in the second quarter of 2002. See page 24 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and fair value of interest rate swap.
(g)	Refer to page 6 for definintion.
(h)	Refer to page 24 for calculation of these amounts.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
(In thousands)	2003	2002		2003	2002
Real estate operating revenue	$115,916	$119,404	-2.9%	$236,126	$240,789	-1.9%
Real estate operating expenses	40,646	38,485	5.6%	81,023	78,497	3.2%

Total real estate operating income	$75,270	$80,919	-7.0%	$155,103	$162,292	-4.4%

Straight-line rent adjustment	$1,070	$2,108	-49.2%	$2,667	$4,334	-38.5%

Average occupancy	89.4%	93.7%	-4.3%	90.2%	92.6%	-2.4%

Same store square footage	19,548,677			19,364,614

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	Jun. 30, 2003	Dec. 31, 2002
Total Debt/Total Capitalization (Book Value)(1)	61.9%	59.2%
Total Debt/Total Capitalization (Market)(2)	48.1%	48.7%

Operating Ratios for Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Secured Property Net Operating Income/EBITDA(3)	24.7%	29.2%	24.2%	29.2%
Interest Coverage (4)
Excluding capitalized interest	3.01	3.35	3.09	3.38
Including capitalized interest	2.96	3.21	3.04	3.25
Fixed Charge Coverage(5)
Excluding capitalized interest	2.30	2.22	2.32	2.20
Including capitalized interest	2.27	2.17	2.29	2.15
Diluted FFO Payout Ratio (6)	58.1%	67.6%	58.1%	64.9%
G&A as a % of Revenue (7)	8.1%	6.1%	7.9%	7.2%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits.
(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps.
(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property net operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest).
(5)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest).
(6)	Dividends divided by diluted funds from operations (net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture). See page 23 for a reconciliation of diluted funds from operations to net income.
(7)	General and administrative expense divided by revenue plus interest income and equity on earnings in consolidated entities.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding at June 30, 2003 and December 31, 2002, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter and six month ended June 30, 2003 and 2002. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Series A Convertible Preferred Shares Outstanding (a)	Dividend Paying Units Outstanding (b)	Non-Dividend Paying Units Outstanding
Outstanding as of
June 30, 2003	52,158	—	5,525	89
December 31, 2002	51,836	—	5,579	89
Weighted average for the three months ended June 30,
2003	52,015	—	5,559	89
2002	53,015	—	5,704	179
Weighted average for the six months ended June 30,
2003	51,908	—	5,567	89
2002	52,672	6	5,729	179

Notes:

(a)	Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.
(b)	Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c)	The Company has the following Cumulative Redeemable Preferred shares outstanding as of June 30, 2003 which are not included in the table above:

Series B	877,017 Shares
Series C	541,832 Shares
Series D	170,001 Shares

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands)

					Principal Maturity
Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2003	2004	2005	2006	2007	2008 & Thereafter
Sun Life Assurance Company of Canada	Tract 17/Canyon Park Commons	4,500	9.13%	01-Dec-04	155	4,345	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	11,033	7.92%	01-Dec-05	2,015	4,363	4,655	—	—	—
UBS Mortgage Finance Inc.	U.S. West	3,309	7.92%	01-Dec-05	573	1,291	1,445	—	—	—
UBS Mortgage Finance Inc.	U.S. West	4,963	7.92%	01-Dec-05	860	1,936	2,167	—	—	—
UBS Mortgage Finance Inc.	U.S. West	4,963	7.92%	01-Dec-05	860	1,936	2,167	—	—	—
Salomon Brothers	Redmond East	25,410	8.38%	01-Jan-06	265	569	24,576	—	—	—
State Farm	Peterson (Note 2)	17,489	7.20%	01-Jan-06	439	929	16,121	—	—	—
Teachers Ins. and Ann. Assoc. of Amer.	Wasatch Corporate Center	11,634	8.15%	02-Jan-07	138	293	318	10,885	—	—
Metropolitan Life Insurance Company	2600 West Olive	18,524	6.75%	01-Jan-09	139	292	313	334	358	17,088
Midland Loan Services	Palomar Oaks	9,361	8.85%	01-Apr-09	99	213	233	255	278	8,283
Northwest Mutual	1255 23rd St (Note 1)	178,345	8.12%	01-Apr-09	1,357	2,921	3,176	3,440	3,730	163,721
Northwest Mutual	1730 Penn, I Square (Note 1)	37,184	8.12%	01-Apr-09	284	609	662	717	778	34,134
New York Life Insurance	South Coast	14,512	7.13%	10-Jun-09	128	270	290	312	335	13,177
Business Men’s Assurance Co.	Sorenson—Bus. Men’s Assur.	1,948	7.75%	01-Jul-11	90	190	204	222	240	1,002
Berkshire Life Insurance Co.	Sorenson—Berkshire	1,448	8.88%	01-May-17	28	58	64	70	76	1,152
Aid Association for Lutherans	1747 Penn	13,406	9.50%	10-Jul-17	232	500	549	604	663	10,858
Aid Association for Lutherans	900 19th St/Pres. Plaza (Note 3)	14,680	8.25%	15-Jul-19	226	481	523	567	616	12,267
TransAmerica Life Insurance	1775 Penn	11,538	7.63%	01-Sep-09	71	150	162	175	188	10,792

		$384,247			$7,959	$21,346	$57,625	$17,581	$7,262	$272,474

Note	1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

Note	2: Secured by Century Springs West, Glenridge, Midori, Lakewood and Parkwood.

Note	3: Holder has right to call loan any time after 8/1/04 with 6 months notice. Borrower can prepay any time after 7/1/04 without penalty.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary – continued

($ In thousands)

Unsecured Bonds Payable

				Principal Maturity
	Principal Outstanding	Interest Rate	Maturity Date	2003	2004	2005	2006	2007	2008 & Thereafter
7.200% Notes due 2004*	$150,000	7.200%	01-Jul-04	$—	$150,000	$—	$—	$—	$—

7.375% Notes due 2007	$125,000	7.375%	01-Jul-07	$—	$—	$—	$—	$125,000	$—

6.625% Notes due 2005	$100,000	6.625%	01-Mar-05	$—	$—	$100,000	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	01-Mar-08	$—	$—	$—	$—	$—	$100,000

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$—	$—	$50,000	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$—	$—	$175,000	$—

*See Hedging Below

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.700%	28-Jun-04	$88,000	$239,000	$139,000	$188,000

Hedging Instruments	Notional Amount	Terms	Maturity Date	Reset
Interest rate swap	$150,000	6ML+2.72%	01-Jul-04	Arrears
Interest rate cap	$97,000	1ML capped at	01-Sep-04	Prompt
		6.75%
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears

Bond Covenants	Actual	Requirement
Consolidated income available for debt service	5.03	>1.50
Total indebtedness to total assets	48.9%	<60%
Total secured debt to total assets	11.2%	<40%
Unencumbered assets to unsecured indebtedness	200.9%	>150%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of June 30, 2003 ($000)
Carr Office Park LLC	Equity	35%	50,967
575 7th Street	Equity	30%	23,026
1919 Pennsylvania Assoc.	Equity	49%	17,123
10 UCP	Equity	20%	13,153
1717 Pennsylvania	Equity	50%	8,936
1201 F Street	Equity	35%	8,682
300 W. Sixth Street	Equity	20%	6,472
Custer Court	Equity	49%	3,005
AgilQuest	Cost	18%	2,759
WCM JV	Equity	16%	1,658
CC JM II	Equity	50%	1,551
essention	Cost	19%	1,217

			138,549

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the six months ended June 30, 2003

($ in thousands)	CC JM	1717 Penn	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP
Equity[1]	1,757	9,083	2,645	9,527	5,420	72,927	1,545	18,092	16,672	13,152
Loans Payable[2]	9,335	11,838	3,693	13,647	11,000	77,210	—	39,520	16,747	26,300
Percentage Ownership	50%	50%	49%	35%	20%	35%	16%	49%	30%	20%
Total revenue	2,609	3,884	630	5,651	5,284	36,402	727	8,794	—	839

Expenses
Operating expenses	764	1,599	475	1,889	2,557	13,428	113	2,829	—	256
Interest expense	665	787	184	1,368	1,348	7,811	—	2,975	—	144
Depreciation/amortization	579	1,114	266	1,318	1,745	9,778	310	1,484	—	185

Total expenses	2,008	3,500	925	4,575	5,650	31,017	423	7,288	—	585

Net income	601	384	(295)	1,076	(366)	5,385	304	1,506	—	254

CarrAmerica’s share of net
net income	301	192	(145)	377	(73)	1,885	49	738	—	51
Adjustments[3]	—	—	—	—	—	(192)	—	—	—	—

Equity in earnings	301	192	(145)	377	(73)	1,693	49	738	—	51

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee’s debt
[3]	Adjustments made to investee’s net income for equity in earnings

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties
EAST REGION
Downtown Washington, D.C.:
International Square	1,014,914	96.8%	3
900 19th Street	101,215	100.0%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	98.7%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Suburban Washington, D.C.:
One Rock Spring Plaza	205,721	97.1%	1
Sunrise Corporate Center	260,253	99.2%	3
Reston Crossing East & West	327,788	100.0%	2
TransPotomac V Plaza	97,006	98.1%	1
Canal Center	492,001	84.0%	4

Washington, D.C. Subtotal	3,522,832	96.2%	20
Atlanta, GA:
Glenridge	63,494	91.3%	1
Century Springs West	95,206	65.2%	1
Holcomb Place	72,828	100.0%	1
Midori	100,195	48.1%	1
Parkwood	150,270	97.5%	1
Lakewood	80,816	40.9%	1
The Summit	179,085	79.9%	1
Spalding Ridge	127,833	91.7%	1
2400 Lake Park Drive	103,460	76.2%	1
680 Engineering Drive	62,154	61.5%	1
Embassy Row	465,835	85.5%	3
Embassy 100, 500	190,470	100.0%	2
Waterford Centre	83,170	51.9%	1
The Forum	90,462	100.0%	1

Atlanta Subtotal	1,865,278	81.5%	17

East Region Subtotal:	5,388,110	91.1%	37	26.4%
PACIFIC REGION
Southern California,
Orange County/Los Angeles:
Scenic Business Park	138,076	92.5%	4
Harbor Corporate Park	151,234	94.3%	4
Plaza PacifiCare	104,377	100.0%	1
Katella Corporate Center	80,609	97.1%	1
Warner Center	344,390	92.2%	12
South Coast Executive Center	161,787	98.6%	2
Warner Premier	61,210	87.3%	1
Von Karman	104,375	93.9%	1
2600 W. Olive	144,831	100.0%	1
Bay Technology Center	107,481	100.0%	2
Pacific Corporate Plaza 1,2, & 3	124,119	100.0%	3
Alton Deere Plaza	182,183	84.6%	6
Westlake Spectrum	108,084	78.7%	2

Orange County/Los Angeles Subtotal	1,812,756	93.6%	40

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Southern California,
San Diego:
Del Mar Corporate Plaza	123,142	96.0%	2
Towne Center Technology Park 1, 2, 3	182,120	100.0%	3
Lightspan	64,800	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,357	83.1%	6
Jaycor	105,358	100.0%	1
Highlands Corporate Center	205,191	92.4%	5
11119 Torrey Pines Road	76,701	100.0%	1
Carroll Vista I & II	107,579	100.0%	3

San Diego Subtotal	1,191,901	95.9%	24
Northern California,
San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	97.2%	7
Valley Business Park I	67,784	91.4%	2
Bayshore Centre 2	94,874	100.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	100.0%	4
Valley Office Centre	68,881	92.4%	2
Valley Centre	102,291	100.0%	2
Valley Business Park II	166,928	88.9%	6
Rio Robles	368,178	44.6%	7
First Street Technology Center	67,582	0.0%	1
Baytech Business Park	300,000	100.0%	4
3571 North First Street	116,000	100.0%	1
San Mateo Center I	72,137	28.6%	1
Oakmead West Land A-G	425,981	100.0%	7
San Mateo II & III	141,440	77.6%	2
Hacienda West	207,224	95.9%	2
Sunnyvale Technology Center	165,520	100.0%	5
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	100.0%	7
Golden Gateway Commons	276,361	91.8%	3
Techmart Commerce Center	266,874	90.0%	1
Fremont Technology Park 1, 2, 3	139,304	61.1%	3
Mountain View Gateway Center	236,400	100.0%	2
Stanford Research Park	89,595	100.0%	2

San Francisco Subtotal	5,509,931	90.1%	79
Portland, OR:
Sunset Corporate Park	132,531	60.0%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland Subtotal	275,193	80.7%	6
Seattle, WA:
Redmond East	396,497	90.5%	10
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,667	99.1%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6	328,537	21.0%	6
Canyon Park Commons 1, 2, 4	176,846	100.0%	3
Canyon Park Commons	95,290	100.0%	1

Seattle Subtotal	1,500,896	80.0%	29

Pacific Region Subtotal	10,290,677	89.6%	178	50.4%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
CENTRAL REGION
Austin, TX:
City View Centre	137,185	74.2%	3
City View Centre	128,716	100.0%	1
Tower of the Hills	166,149	100.0%	2

Austin Subtotal	432,050	91.2%	6
Chicago, IL:
Parkway North I	249,259	31.2%	1
Unisys	366,428	67.5%	2
The Crossings	291,888	77.8%	1
Bannockburn I & II	209,450	83.3%	2
Bannockburn IV	108,801	93.0%	1

Chicago Subtotal	1,225,826	67.5%	7
Dallas, TX:
Cedar Maple Plaza	113,117	83.5%	3
Quorum North	116,192	73.6%	1
Quorum Place	178,684	86.5%	1
Tollway Plaza 1, 2	359,903	94.2%	2
Two Mission Park	77,593	73.8%	1
5000 Quorum	162,155	88.1%	1

Dallas Subtotal	1,007,644	86.7%	9

Central Region Subtotal	2,665,520	78.7%	22	13.1%
MOUNTAIN REGION
Denver, CO:
Harlequin Plaza	324,601	97.7%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	93.9%	3
Dry Creek 2 & 3	185,957	84.9%	2

Denver Subtotal	904,717	95.3%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4
Salt Lake City, UT:
Sorenson Research Park	282,944	83.9%	5
Wasatch Corporate Center	178,231	78.2%	3
Wasatch Corporate Center 18	49,566	62.1%	1
Sorenson X	41,288	100.0%	1
Creekside I & II	78,000	100.0%	1

Salt Lake City Subtotal	630,029	83.6%	11

Mountain Region Subtotal	2,067,252	93.0%	24	10.1%
TOTAL CONSOLIDATED PROPERTIES:	20,411,559		261	100.0%
WEIGHTED AVERAGE		88.9%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of June 30, 2003

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	328,667	99.1%	1
2025 M Street	49.0%	245,303	99.5%	1
1201 F Street	35.0%	226,922	99.6%	1
Bond Building	15.0%	162,182	100.0%	1
1717 Pennsylvania Avenue	50.0%	236,455	100.0%	1
Booz-Allen & Hamilton Building	50.0%	222,989	100.0%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago Market Office:
Parkway 3, 4, 5, 6, 10	35.0%	646,232	98.5%	5

Dallas Market Office:
Royal Ridge Phase II, A,B	35.0%	505,800	97.1%	4
Custer Court	49.0%	120,838	44.7%	1

Austin Market Office:
300 W. 6th Street	20.0%	446,391	69.2%	1
Riata Corporate	35.0%	673,622	99.1%	8
Riata Crossing	35.0%	324,056	100.0%	4

Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	664,050	97.4%	6

Orange County/Los Angeles Market Office:
10UCP	20.0%	769,781	80.4%	1

TOTAL UNCONSOLIDATED PROPERTIES:		5,676,567		37
WEIGHTED AVERAGE			92.8%

ALL OPERATING PROPERTIES
TOTAL:		26,088,126		298
WEIGHTED AVERAGE			89.8%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of June 30, 2003.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule – Stabilized Properties

Region/Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 & Thereafter
PACIFIC REGION
San Francisco Bay Area	5,509,931	90.1%	91.8%	547,293	295,747	594,526	683,674	928,368	586,350	828,214	409,331	183,653	—	307,756	145,019
Orange County/Los Angeles	1,812,756	93.6%	88.2%	115,576	107,596	285,704	171,194	306,501	446,819	220,886	38,363	25,428	18,830	30,402	45,457
Seattle	1,500,896	80.0%	90.1%	299,700	53,572	189,266	365,479	112,461	33,401	46,061	325,264	—	—	—	75,692
San Diego	1,191,901	95.9%	96.0%	49,456	168,238	185,565	96,205	163,757	26,536	—	97,969	39,803	—	287,478	76,894
Portland	275,193	80.7%	80.7%	53,069	9,703	31,497	14,390	—	122,127	—	—	44,407	—	—	—
MOUNTAIN REGION
Denver	904,717	95.3%	92.5%	42,179	26,304	60,603	177,789	153,654	10,924	365,349	35,124	—	—	—	32,791
Phoenix	532,506	100.0%	100.0%	—	—	—	—	—	532,506	—	—	—	—	—	—
Salt Lake City	630,029	83.6%	84.7%	103,263	23,055	155,581	64,174	92,999	140,843	21,300	—	—	—	28,814	—
CENTRAL REGION
Chicago	1,225,826	67.5%	75.5%	397,848	47,134	186,687	87,268	44,304	74,191	140,170	16,760	54,579	75,750	21,082	80,053
Dallas	1,007,644	86.7%	87.3%	133,910	190,327	125,940	92,317	52,439	131,868	172,533	76,986	4,278	6,589	—	20,457
Austin	432,050	91.8%	89.2%	35,400	4,556	274,657	11,882	18,270	51,541	—	27,036	—	—	—	8,708
EAST REGION
Washington, DC
Downtown Properties	2,140,063	97.8%	97.8%	47,123	15,396	67,029	185,424	369,750	281,941	216,435	86,474	39,911	3,528	239,237	587,815
Suburban Properties	1,382,769	93.6%	95.8%	88,503	22,518	124,378	275,230	76,099	148,662	64,033	372,409	95,761	67,901	47,275	—
Atlanta	1,865,278	81.5%	81.8%	344,720	167,561	174,880	106,286	65,966	184,803	72,649	196,092	139,970	222,757	64,835	124,759
Total	20,411,559	88.9%	90.2%	2,258,040	1,131,707	2,456,313	2,331,312	2,384,568	2,772,512	2,147,630	1,681,808	627,790	395,355	1,026,879	1,197,645

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule – Stabilized Properties

(in thousands)
Region/Market	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 & Thereafter
PACIFIC REGION
San Francisco Bay Area	$10,458,600	$14,576,458	$23,636,573	$23,512,849	$16,313,564	$15,852,039	$3,307,585	$6,078,057	—	$7,838,793	$53,696
Orange County/Los Angeles	2,206,078	6,597,757	3,932,214	8,066,157	6,097,145	4,380,783	438,275	487,566	273,412	729,648	907,360
Seattle	944,983	2,612,052	5,741,869	1,452,033	497,787	689,213	5,193,057	—	—	—	1,135,380
San Diego	2,618,146	4,193,000	3,007,599	3,700,401	451,666	—	3,130,397	896,616	—	5,284,453	3,231,393
Portland	91,908	625,792	215,807	—	2,680,688	—	—	590,772	—	—	—
MOUNTAIN REGION
Denver	430,499	1,133,789	3,222,360	2,735,851	187,745	6,252,485	495,670	—	—	—	476,568
Phoenix	—	—	—	—	10,253,938	—	—	—	—	—	—
Salt Lake City	320,276	2,332,797	1,101,397	1,149,633	1,895,992	293,727	—	—	—	459,583	—
CENTRAL REGION
Chicago	842,657	3,670,493	1,427,214	725,246	1,296,447	2,209,435	295,123	936,277	1,190,662	339,836	843,593
Dallas	3,822,818	2,796,741	1,989,015	1,093,824	2,496,619	3,778,194	1,491,255	85,560	158,136	—	—
Austin	101,835	4,674,270	207,762	333,486	644,852	—	477,996	—	—	—	—
EAST REGION
Washington, DC
Downtown Properties	548,522	2,238,192	20,974,606	11,894,006	8,894,394	7,568,284	2,871,637	1,299,383	131,005	8,326,294	6,375,560
Suburban Properties	631,304	3,337,035	6,889,365	2,312,306	4,331,318	1,402,740	7,669,261	2,756,824	1,945,257	1,377,286	—
Atlanta	3,119,791	3,464,973	1,683,524	1,311,135	3,435,754	1,179,322	3,112,526	2,080,538	3,930,550	1,405,623	2,289,476
Total	$26,137,417	$52,253,349	$74,029,305	$58,286,927	$59,477,909	$43,606,222	$28,482,782	$15,211,593	$7,629,022	$25,761,516	$15,313,026

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

Market	2nd Quarter 2003
	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	38,126	20.02	21.63	-7.43%	3.35	1.98	6.62	8.60
Austin	16,409	17.94	24.65	27.23%	6.02	4.49	5.31	9.80
Chicago	26,042	30.24	26.00	16.32%	4.00	1.39	2.85	4.24
Dallas	104,748	18.17	23.27	-21.90%	4.81	3.18	11.73	14.91
Denver	3,291	13.77	20.56	-33.00%	2.49	0.58	—	0.58
Los Angeles/Orange County	159,499	22.38	25.29	-11.50%	5.81	5.88	20.94	26.82
Portland	—	—	—	—	—	—	—	—
Salt Lake City	61,547	12.93	14.86	-12.98%	6.36	4.90	9.19	14.09
San Diego	11,708	30.08	31.98	-5.96%	3.80	4.77	11.09	15.86
San Francisco Bay	273,020	18.03	34.20	-47.28%	7.04	8.88	25.85	34.73
Seattle	8,231	17.72	18.02	-1.65%	4.51	—	0.20	0.20
Suburban Washington DC	2,693	31.85	29.61	7.57%	5.01	—	—	—
Downtown Washington DC	429,193	46.59	43.35	7.46%	15.39	24.20	60.20	84.40
Total	1,134,507	30.74	34.41	-10.69%	9.50	12.89	34.00	46.89

Market	2nd Quarter 2002
	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	139,182	20.32	20.81	-2.37%	4.94	1.22	3.11	4.33
Austin	—	—	—	0%	—	—	—	—
Chicago	38,828	21.84	26.43	-17.35%	4.82	4.06	7.78	11.84
Dallas	32,722	20.75	22.81	-9.01%	4.05	4.50	6.56	11.06
Denver	156,625	16.39	18.56	-11.71%	5.44	3.25	12.35	15.60
Los Angeles/Orange County	95,117	24.34	26.46	-8.00%	8.72	7.92	24.84	32.76
Portland	—	—	—	0%	—	—	—	—
Salt Lake City	—	—	—	0%	—	—	—	—
San Diego	27,327	22.67	22.83	-0.70%	3.43	4.44	15.30	19.74
San Francisco Bay	247,977	25.07	26.76	-6.32%	3.66	4.45	3.83	8.28
Seattle	1,283	25.64	27.44	-6.56%	4.98	—	—	—
Suburban Washington DC	—	—	—	—	—	—	—	—
Downtown Washington DC	14,556	40.78	33.69	21.05	7.78	16.99	31.88	48.87
Total	753,617	22.14	23.70	-6.55%	5.06	4.26	9.39	13.65

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

Market	2003 Year-to-Date
	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	105,835	18.37	20.84	-11.87%	3.94	2.31	6.43	8.74
Austin	16,409	17.94	24.65	(27.23)	6.02	4.49	5.31	9.80
Chicago	208,847	23.84	25.42	-6.23%	7.04	6.62	14.04	20.66
Dallas	120,658	18.21	23.01	-20.85%	4.81	3.15	11.26	14.41
Denver	12,166	16.08	18.42	-12.72%	4.28	1.05	4.22	5.27
Los Angeles/Orange County	207,495	20.53	24.26	-15.36%	6.00	5.70	20.48	26.18
Portland	—	—	—	—	—	—	—	—
Salt Lake City	65,638	12.98	15.01	-13.48%	6.16	4.74	8.80	13.54
San Diego	28,767	30.89	34.73	-11.06%	3.69	4.70	11.78	16.48
San Francisco Bay	409,818	18.23	32.85	-44.50%	5.71	7.13	18.88	26.01
Seattle	51,191	20.95	22.58	-7.22%	4.90	—	6.24	6.24
Suburban Washington DC	16,125	30.17	26.85	12.35%	3.84	2.59	4.84	7.43
Downtown Washington DC	451,836	46.22	43.00	7.50%	15.02	23.43	58.88	82.31
Total	1,694,785	27.77	31.58	-12.08%	8.15	10.19	26.56	36.75

Market	2002 Year-to-Date
	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	147,760	20.34	20.94	-2.83%	4.78	1.32	3.05	4.37
Austin	45,987	23.17	22.89	1.21%	5.00	4.57	18.54	23.11
Chicago	97,153	21.14	24.93	-15.19%	4.74	3.91	3.45	7.36
Dallas	49,549	20.35	22.36	-8.98%	3.62	4.09	5.37	9.46
Denver	170,181	16.54	18.83	-12.15%	5.26	3.01	11.54	14.55
Los Angeles/Orange County	129,839	23.82	25.87	-7.92%	7.84	6.78	22.57	29.35
Portland	13,909	17.65	19.81	-11%	2.55	—	—	—
Salt Lake City	50,625	18.69	14.90	25.45%	2.00	—	—	—
San Diego	42,099	26.79	24.49	9.40%	3.51	4.58	11.61	16.19
San Francisco Bay	335,657	24.94	27.40	-8.99%	4.02	5.11	5.95	11.06
Seattle	3,454	24.09	24.37	-1.14%	3.74	—	—	—
Suburban Washington DC	—	—	—	—	—	—	—	—
Downtown Washington DC	14,556	40.78	33.69	21.05	6.20	16.99	31.88	48.87
Total	1,100,769	22.12	23.58	-6.15%	4.79	4.12	8.85	12.97

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants—Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
INTERNATIONAL MONETARY FUND	4.24%	501,068	2.45%
QWEST COMMUNICATON	2.52%	532,506	2.61%
APPLIED MATERIALS,INC	2.45%	425,981	2.09%
AT&T	2.16%	538,979	2.64%
PEOPLESOFT, INC.	2.11%	215,323	1.05%
NORTEL NETWORKS, INC.	1.86%	258,048	1.26%
NEXTEL COMMUNICATIONS, INC.	1.79%	377,452	1.85%
PATTON BOGGS, L.L.P	1.58%	190,975	0.94%
SUN MICROSYSTEMS, INC.	1.57%	239,608	1.17%
CITIGROUP	1.40%	222,651	1.09%
MERRILL LYNCH	1.30%	127,736	0.63%
GATEWAY, INC.	1.30%	287,478	1.41%
SOFTWARE AG OF NORTH AMERICA	1.24%	209,521	1.03%
LATTICE SEMICONDUCTOR CORP	1.22%	216,650	1.06%
PACIFIC BELL MOBILE SERVICES	1.00%	164,159	0.80%
FEDERAL DEPOSIT INSURANCE CORP	0.99%	121,793	0.60%
SAFEWAY INC.	0.97%	145,350	0.71%
KING & SPALDING	0.87%	88,655	0.43%
KPMG L.L.P.	0.82%	135,558	0.66%
THE SCRIPPS RESEARCH INSTITUTE	0.80%	76,894	0.38%
BOSTON SCIENTIFIC	0.78%	212,082	1.04%
CHRONICLE OF HIGHER EDUCATION	0.75%	90,416	0.44%
UNISYS CORPORATION	0.72%	165,688	0.81%
WALT DISNEY COMPANY	0.72%	115,820	0.57%
BROADWING COMMUNICATIONS, INC.	0.71%	174,703	0.86%

TOTAL	35.87%	5,835,094	28.58%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Wholly Owned Property Under Construction @ June 30, 2003	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs	Estimated Remaining Costs to Complete	Total Projected Investment	Estimated Stabilized Return	% Currently Leased or Committed
Washington, DC 675 E Street[1]	—	4Q01	3Q03	n/a	9,007	11,347	20,354	n/a	n/a

[1]	675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property Under Construction @ June 30, 2003[2]	% Ownership
Washington, DC 575 7th Street	30%	476,352	3Q01	3Q03	3Q04	112,333	46,705	159,038	10.6%	54.7%

[2]	Project yields represent Carr’s yields, exclusive of fees.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land
Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
Sunset Corporate	Portland, OR	12	124,800

Subtotal		22	298,560
Mountain Region
Dry Creek Corporate Center	Denver, CO	80	678,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2 owned	Salt Lake City, UT	6	78,000
Creekside 3 optioned	Salt Lake City, UT	6	78,452

Subtotal		103	994,928
Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400
Eastern Region
Peninsula Corporate Center 1-2[1]	Boca Raton, FL	20	221,350
Total		178	2,066,238

Partially Owned Land
Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VI	Denver, CO	9	129,898
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		28	492,238
Central Region
Riata1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4-6	Dallas, TX	16	316,786
Royal Ridge Bldg 8	Dallas, TX	6	132,709

		50	891,129
Total		78	1,383,367

Total All Land Held for Future Development or Sale		256	3,449,605

[1]	Property currently held for sale

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data—Reconciliation of Non-GAAP Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Net income	$16,829	$18,971	$23,501	$48,119	$20,185
Depreciation and amortization	35,653	33,343	35,745	32,331	33,266
Minority interest	2,366	2,796	2,329	(36)	(1,576)
Gain on sale of property	(821)	277	(5,270)	(7,042)	(3,340)
Gain on sale of discontinued Operations	—	—	—	(19,085)	—
Preferred stock dividends and dividends on unvested restricted stock	(4,287)	(5,306)	(5,572)	(7,351)	(8,517)

Diluted funds from operations[1]	$49,740	$50,081	$50,733	$46,936	$40,018

We believe that diluted funds from operations is helpful to investors as a measure of our performance. Diluted FFO excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. We also believe that diluted FFO provides investors with an indication of our ability to incur and service debt, to make capital expenditures and to fund other cash needs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share from Continuing Operations

	Quarter Ended
	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Diluted net income per share	$0.24	$0.26	$0.34	$0.76	$0.21
Add: Depreciation and amortization	0.62	0.64	0.67	0.60	0.62
Less: Gain on sale of property	(0.02)	—	(0.10)	(0.13)	(0.06)
Minority interest adjustment	0.07	0.05	0.04	—	(0.03)
Gain on sale of discontinued operations	—	—	—	(0.36)	—
Adjustment for share difference[2]	(0.05)	(0.08)	(0.08)	—	—

Diluted funds from operations per share[1]	$0.86	$0.87	$0.87	$0.87	$0.74

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data—Reconciliation of Non-GAAP Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
EBITDA	$78,405	$80,123	$82,167	$81,630	$82,977
Add: Gain (loss) on sale of assets and other provisions, net	821	(277)	4,099	26,129	2,875
Less: Interest	(26,035)	(25,873)	(25,445)	(24,456)	(24,779)
Taxes	(120)	(252)	(57)	(106)	(61)
Depreciation and amortization	(33,549)	(31,674)	(34,082)	(29,965)	(31,150)
Minority interest	(2,693)	(3,076)	(2,681)	(5,113)	(3,384)
essention investment impairment	—	—	(500)	—	—
HQ lease guarantees	—	—	—	—	(6,293)

Net income	$16,829	$18,971	$23,501	$48,119	$20,185

We believe that EBITDA is helpful as an alternative measure of operating performance due the significant nature of our long-lived assets and can be used to measure our ability to service debt, fund capital expenditures and expand our business. EBITDA excludes non cash charges such as depreciation and amortization as well as the interest cost associated with financing activities. It also excludes taxes.

Secured Property Net Operating Income/EBITDA

	Quarter Ended
(In thousands except ratio)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Secured Property NOI	$19,355	$19,243	$20,035	$25,556	$24,241
Total EBITDA	78,405	80,123	82,167	81,630	82,977
Secured Property NOI/Total EBITDA	24.7%	24.0%	24.4%	31.3%	29.2%

Secured property NOI is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

	Quarter Ended
	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Calculation of Diluted FFO Payout Ratio
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50
FFO per diluted share	0.86	0.87	0.87	0.87	0.74
Diluted FFO Payout Ratio	58.1%	57.5%	57.5%	57.5%	67.6%
Calculation of EPS Payout Ratio
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50
EPS per diluted share	0.24	0.26	0.34	0.76	0.21
EPS Payout Ratio	208.3%	192.3%	147.1%	65.8%	238.1%

We believe that diluted FFO payout ratio is helpful as one indicator of our ability to make our dividend payments through the cash items that comprise a part of our income from operations. As a real estate investment trust, the Company is required to payout 90% of its taxable income to shareholders.

Diluted FFO Payout Ratio is computed as dividends per share divided by diluted FFO per share. EPS Payout Ratio is computed as dividends per share divided by EPS.

Refer to table on page 23 for reconciliation of diluted FFO per share to EPS.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data—Reconciliation of Non-GAAP Financial Measures (con’t)

Reconciliation of Property Net Operating Income to Net Income

	Quarter Ended
(In thousands)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Property net operating income	$79,218	$82,832	$84,992	$83,274	$79,603
Less: Interest expense	(26,035)	(25,873)	(25,445)	(24,456)	(24,779)
General and administrative	(10,657)	(10,286)	(12,305)	(10,227)	(8,077)
Depreciation and amortization	(33,549)	(31,502)	(33,892)	(29,808)	(29,639)
Income taxes	(120)	(252)	(57)	(106)	(61)
Minority interest	(2,693)	(3,076)	(2,681)	(5,113)	(3,384)
Add: Real estate service revenue	7,478	5,555	7,363	5,560	5,488
Gain (loss) on sale of assets and other provisions, net	821	(277)	4,099	7,042	2,875
Other income (expense)	1,951	1,425	1,267	1,852	(3,875)
Discontinued operations	415	425	160	20,101	2,034

Net income	$16,829	$18,971	$23,501	$48,119	$20,185

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Amortizing principal payments	$3,852	$3,881	$3,570	$3,735	$3,945
Preferred stock dividends	4,273	5,225	6,017	6,973	8,517
Interest expense	26,035	25,873	25,445	24,456	24,779

Fixed charges including capitalized interest	34,160	34,979	35,032	35,164	37,241
Less: Capitalized interest	409	424	788	580	1,034

Fixed charges excluding capitalized interest	$34,569	$35,403	$35,820	$35,744	$38,275

EBITDA	$78,405	$80,123	$82,167	$81,630	$82,977

Fixed charge coverage including capitalized interest	2.30	2.29	2.35	2.32	2.23
Fixed charge coverage excluding capitalized interest	2.27	2.26	2.29	2.28	2.17

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02
Interest expense	$26,035	$25,873	$25,445	$24,456	$24,779
Less: Capitalized interest	409	424	788	580	1,034

Interest expense excluding capitalized interest	$26,444	$26,297	$26,233	$25,036	$25,813

EBITDA	$78,405	$80,123	$82,167	$81,630	$82,977

Interest coverage including capitalized interest	3.01	3.10	3.23	3.34	3.35
Interest coverage excluding capitalized interest	2.96	3.05	3.13	3.26	3.21